Exhibit 10.16

SERIES 2012-1 AND SERIES 2012-2

INDENTURE SUPPLEMENT

between

GTP CELLULAR SITES, LLC,

CELL TOWER LEASE ACQUISITION LLC,

GLP CELL SITE I, LLC,

GLP CELL SITE II, LLC,

GLP CELL SITE III, LLC,

GLP CELL SITE IV, LLC,

GLP CELL SITE A, LLC,

CELL SITE NEWCO II, LLC,

AS OBLIGORS

AND

DEUTSCHE BANK TRUST COMPANY AMERICAS

AS INDENTURE TRUSTEE

dated as of February 28, 2012

Secured Cellular Site Revenue Notes, Series 2012-1 and Series 2012-2

i

SERIES 2012-1 AND SERIES 2012-2

INDENTURE SUPPLEMENT

THIS SERIES 2012-1 AND SERIES 2012-2 INDENTURE SUPPLEMENT (this “Series Supplement”), dated as of February 28, 2012, is among GTP Cellular Sites, LLC, a Delaware limited liability company (the “Issuer”), Cell Tower Lease Acquisition LLC, a Delaware limited liability company (“CTL”), GLP Cell Site I, LLC, a Delaware limited liability company (“GLP I”), GLP Cell Site II, LLC, a Delaware limited liability company (“GLP II”), GLP Cell Site III, LLC, a Delaware limited liability company (“GLP III”), GLP Cell Site IV, LLC, a Delaware limited liability company (“GLP IV”), GLP Cell Site A, LLC, a Delaware limited liability company (“GLP A”) and Cell Site NewCo II, LLC, a Delaware limited liability company (“CSN”; together with CTL, GLP I, GLP II, GLP III, GLP IV and GLP A, the “Asset Entities”; together with any entity that becomes a party hereto after the date hereof as an “Additional Asset Entity”, the Asset Entities and the Issuer, collectively, the “Obligors”), and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as indenture trustee (in such capacity, the “Indenture Trustee”).

RECITALS

WHEREAS, the Obligors and the Indenture Trustee are parties to the Amended and Restated Indenture, dated as of February 28, 2012 (the “Indenture”);

WHEREAS, the Obligors desire to enter into this Series Supplement in order to issue Notes pursuant to the terms of the Indenture and Section 2.07 thereof;

WHEREAS, the Issuer represents that it has duly authorized the issuance of $100,000,000 of Secured Cellular Site Revenue Notes, Series 2012-1 and $182,000,000 of Secured Cellular Site Revenue Notes, Series 2012-2. The Series 2012-1 Notes consists of one class designated as Class A (the “Series 2012-1 Class A Notes” or the “Series 2012-1 Notes”). The Series 2012-2 Notes consists of three classes designated as Class A (the “Series 2012-2 Class A Notes”; together with the Series 2012-1 Class A Notes, the “Class A Notes”), Class B (the “Series 2012-2 Class B Notes” or the “Class B Notes”) and Class C (the “Series 2012-2 Class C Notes” or the “Class C Notes”) (collectively, the “Series 2012-2 Notes”);

WHEREAS, the Series 2012-1 Notes and Series 2012-2 Notes constitute “Notes” as defined in the Indenture; and

WHEREAS, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. All defined terms used herein and not defined herein (including in the recitals hereto) shall have the meaning ascribed to such terms in the Indenture.

All words and phrases defined in the Indenture shall have the same meaning in this Series Supplement, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Series Supplement unless the context clearly requires otherwise:

“Anticipated Repayment Date” shall mean the Series 2012-1 Anticipated Repayment Date or the Series 2012-2 Anticipated Repayment Date, as applicable.

“Class A Notes” shall have the meaning ascribed to it in the preamble hereto.

“Class B Notes” shall have the meaning ascribed to it in the preamble hereto.

“Class C Notes” shall have the meaning ascribed to it in the preamble hereto.

“Closing Date” shall mean February 28, 2012.

“Date of Issuance” shall mean, with respect to the Series 2012-1 Notes and the Series 2012-2 Notes, February 28, 2012.

“Indenture” shall have the meaning ascribed to it in the preamble hereto.

“Initial Purchaser” shall mean Deutsche Bank Securities Inc.

“Note Rate” shall mean the fixed rate per annum at which interest accrues on each Class of the Series 2012-1 Notes and Series 2012-2 Notes as set forth in Section 2.01(a) herein.

“Offering Memorandum” shall mean the Offering Memorandum dated February 22, 2012, relating to the issuance by the Issuer of the Series 2012-1 Notes and Series 2012-2 Notes.

“Post ARD Note Spread” shall, for each Class of the Series 2012-1 Notes and Series 2012-2 Notes, have the meaning set forth in the table below:

Series/Class	Post-ARD Note Spread
Series 2012-1 Class A	2.91%
Series 2012-2 Class A	3.04%
Series 2012-2 Class B	5.09%
Series 2012-2 Class C	7.34%

“Prepayment Period” shall mean, in relation to the Series established in this Series Supplement, the period which commences on the date that is twelve months prior to the Anticipated Repayment Date.

“Rated Final Payment Date” shall have the meaning ascribed to it in Section 2.01(b) herein.

“Rating Agency” or “Rating Agencies” shall mean, in relation to the Series established in this Series Supplement, Fitch.

“Series 2012-1 Notes” shall have the meaning ascribed to it in the preamble hereto.

“Series 2012-2 Notes” shall have the meaning ascribed to it in the preamble hereto.

“Series 2012-1 Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(b) herein.

“Series 2012-2 Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(b) herein.

Section 1.02 Rules of Construction. Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) an accounting term not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time;

(c) “or” is not exclusive;

(d) “including” means including without limitation;

(e) words in the singular include the plural and words in the plural include the singular;

(f) all references to “$” are to United States dollars unless otherwise stated;

(g) any agreement, instrument or statute defined or referred to in this Series Supplement or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

(h) the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

ARTICLE II

SERIES 2012-1 NOTE AND SERIES 2012-2 DETAILS, DELIVERY AND FORM

Section 2.01 Series 2012-1 Note and Series 2012-2 Note Details.

(a) The aggregate principal amount of the Series 2012-1 Notes which may be initially authenticated and delivered under this Series Supplement shall be issued in one (1) class and the aggregate principal amount of the Series 2012-2 Notes which may be initially authenticated and delivered under this Series Supplement shall be issued in three (3) separate classes, in each case, having the Class and Series designation, initial principal balance, Note Rate and rating set forth below (except for Series 2012-1 Notes and the Series 2012-2 Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Section 2.02 of the Indenture):

Series/Class	Initial Principal Balance	Note Rate	Rating (Fitch)
Series 2012-1 Class A	$100,000,000	3.721%	A(sf)
Series 2012-2 Class A	$114,000,000	4.336%	A(sf)
Series 2012-2 Class B	$41,000,000	6.413%	BBB-(sf)
Series 2012-2 Class C	$27,000,000	7.358%	BB-(sf)

(b) The “Series 2012-1 Anticipated Repayment Date” is the Payment Date in March 2017. The “Series 2012-2 Anticipated Repayment Date” is the Payment Date in March 2019. The “Rated Final Payment Date” for the Series 2012-1 Notes and the Series 2012-2 Notes is the Payment Date in March 2042.

(c) The first Payment Date on which payments of Accrued Note Interest shall be paid to the Noteholders of the Series 2012-1 Notes and the Series 2012-2 Notes shall be the April 2012 Payment Date. The initial Interest Accrual Period for the Series 2012-1 Notes and the Series 2012-2 Notes shall consist of 47 days.

(d) The Record Date for purposes of determining payments to the Noteholders of the Series 2012-1 Notes and the Series 2012-2 Notes for the April 2012 Payment Date shall be February 22, 2012.

Section 2.02 Delivery of the Series 2012-1 Notes and the Series 2012-2 Notes. Upon the execution and delivery of this Series Supplement, the Issuer shall execute and deliver the Series 2012-1 Notes and the Series 2012-2 Notes to the Indenture Trustee and the Indenture Trustee shall authenticate the Series 2012-1 Notes and the Series 2012-2 Notes and deliver the Series 2012-1 Notes and the Series 2012-2 Notes to the Depositary.

Section 2.03 Forms of Series 2012-1 Notes and the Series 2012-2 Notes. The Series 2012-1 Notes and the Series 2012-2 Notes shall be in substantially the form set forth in the Indenture, each with such variations, omissions and insertions as may be necessary.

ARTICLE III

CLASS A NOTES MONTHLY AMORTIZATION AMOUNT

Section 3.01 Monthly Amortization Amount. The Targeted Amortization Amounts on each Payment Date with respect to the Series 2012-1 Class A Notes and the Series 2012-2 Class A Notes shall be the amounts set forth in Schedule I and Schedule II, respectively, to this Series Supplement for such Payment Date.

ARTICLE IV

GENERAL PROVISIONS

Section 4.01 Date of Execution. This Series Supplement for convenience and for the purpose of reference is dated as of February 28, 2012.

Section 4.02 Notices. Notices required to be given to Fitch by the Issuer and/or the Asset Entities or the Indenture Trustee shall be e-mailed to the following address: info.cmbs@fitchratings.com.

Section 4.03 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 4.04 Severability. In case any provision in this Series Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.05 Counterparts. The Indenture and any Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.

ARTICLE V

APPLICABILITY OF INDENTURE

Section 5.01 Applicability. The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Series Supplement and the Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

IN WITNESS WHEREOF, the Obligors and the Indenture Trustee have caused this Series Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

GTP CELLULAR SITES, LLC, as Issuer
CELL TOWER LEASE ACQUISITION LLC, as Obligor
GLP CELL SITE I, LLC, as Obligor
GLP CELL SITE II, LLC, as Obligor
GLP CELL SITE III, LLC, as Obligor
GLP CELL SITE IV, LLC, as Obligor
GLP CELL SITE A, LLC, as Obligor
CELL SITE NEWCO II, LLC, as Obligor

By:	/s/ DAGAN KASAVANA
Name:	Dagan Kasavana
Title:	Authorized Representative

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Indenture Trustee

By:	/s/ LOUIS BODI
Name:	Louis Bodi
Title:	Vice President

By:	/s/ SUE KIM
Name:	Sue Kim
Title:	Assistant Vice President

[Signature Page to Indenture Supplement]